FERRELLGAS PARTNERS, L.P. AND SUBSIDIARIES
                                              CONSOLIDATED BALANCE SHEETS
                                            (in thousands, except unit data)




                                                                            Unaudited                       Audited
ASSETS                                                                    April 30, 2001                 July 31, 2000
-------------------------------------------------                       -------------------            ------------------

Current Assets:
  Cash and cash equivalents                                                       $ 21,264                      $ 14,838
  Accounts and notes receivable, net                                               109,980                        89,801
  Inventories                                                                       60,170                        71,979
  Prepaid expenses and other current assets                                         12,801                         8,275
                                                                        -------------------            ------------------
    Total Current Assets                                                           204,215                       184,893

Property, plant and equipment, net                                                 493,838                       516,183
Intangible assets, net                                                             237,634                       256,476
Other assets, net                                                                   18,687                        10,355
                                                                        -------------------            ------------------
    Total Assets                                                                 $ 954,374                     $ 967,907
                                                                        ===================            ==================



LIABILITIES AND PARTNERS' CAPITAL
------------------------------------------------------------

Current Liabilities:
  Accounts payable                                                                $ 60,679                      $ 95,264
  Other current liabilities                                                         67,754                        77,631
  Short-term borrowings                                                                  -                        18,342
                                                                        -------------------            ------------------
    Total Current Liabilities                                                      128,433                       191,237

Long-term debt                                                                     707,844                       718,118
Other liabilities                                                                   16,196                        16,176
Minority interest                                                                    2,671                         2,032

Partners' Capital:
 Senior unitholder (4,888,234 and 4,652,691 units
   outstanding at April 2001 and July 2000,
   respectively - liquidation preference at $40 per unit)                          195,529                       179,786
 Common unitholders (31,307,116 units outstanding
   at both April 2001 and July 2000)                                               (38,221)                      (80,931)
 General partner unitholder (316,233 units outstanding
   at both April 2001 and July 2000)                                               (58,078)                      (58,511)
  Accumulated other comprehensive income                                                 -                             -
                                                                        -------------------            ------------------
    Total Partners' Capital                                                         99,230                        40,344
                                                                        -------------------            ------------------
    Total Liabilities and Partners' Capital                                      $ 954,374                     $ 967,907
                                                                        ===================            ==================



Note: The principal difference between the Ferrellgas Partners, L.P. balance sheet and that of Ferrellgas, L.P., the operating partnership, is $160 million of 9 3/8% notes, which are a liability of Ferrellgas Partners, L.P. and not of Ferrellgas, L.P.

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    FERRELLGAS PARTNERS, L.P. AND SUBSIDIARIES
        CONSOLIDATED STATEMENTS OF EARNINGS
         FOR THE THREE AND NINE MONTHS ENDED APRIL 30, 2001 AND 2000
  (in thousands, except per unit data)
              (Unaudited)




                                            Three months ended         Nine months ended
                                                 April 30                  April 30
                                            -------------------      --------------------
                                              2001       2000           2001       2000
                                            --------   --------      ---------   --------
Revenues:
  Gas liquids and related product sales     $364,723   $279,043      $1,237,572  $736,575
  Other                                      28,112     21,197         74,845     67,399
                                            --------   --------      ---------   --------
    Total revenues                          392,835    300,240       1,312,417   803,974

Cost of product sold                        240,034    176,274        833,325    439,627
                                            --------   --------      ---------   --------

Gross profit                                152,801    123,966        479,092    364,347

Operating expense                            73,358     70,556        228,846    197,074
Depreciation and amortization expense        14,484     17,382         42,462     43,381
General and administrative expense            6,619      7,070         18,246     18,213
Equipment lease expense                       7,618      8,173         24,386     17,612
Employee stock ownership plan compensation
         charge                               1,316        840          3,510      2,893
(Gain) loss on disposal of assets and other   1,607        (99)         4,761         30
                                            --------   --------      ---------   --------

Operating income                             47,799     20,044        156,881     85,144

Interest expense                            (14,884)   (15,531)       (47,158)   (42,809)
Interest income                                 981        959          2,420      1,568
Other charges (1)                            (3,118)         -         (3,118)         -
                                            --------   --------      ---------   --------

Earnings before minority interest            30,778      5,472        109,025     43,903

Minority interest (2)                           376         94          1,240        561
                                            --------   --------      ---------   --------

Net earnings                                 30,402      5,378        107,785     43,342

Distribution to senior common unitholder      4,888      4,428         14,310      6,568
Net earnings available to general partner       255         10            935        368
                                            --------   --------      ---------   --------

Net earnings available to common
   unitholders                             $ 25,259     $ 940       $ 92,540    $ 36,406
                                            ========   ========      =========   ========

Net earnings per common unit:
Net earnings per common unit                 $ 0.81     $ 0.03         $ 2.96     $ 1.16
Weighted average common units outstanding   31,307.1   31,307.1      31,307.1    31,306.6


           Supplemental Data:

                                            Three months ended         Nine months ended
                                                 April 30                  April 30
                                            -------------------      --------------------
                                              2001       2000           2001       2000
                                            --------   --------      ---------   --------
Retail gallons                              248,785    261,994        847,908    729,467
                                            ========   ========      =========   ========

EBITDA (3)                                  $ 65,206   $ 38,167      $ 207,614   $131,448
Net cash interest expense (4)               (14,590)   (13,911)       (45,278)   (39,284)
Maintenance capital expenditures and
  other charges                              (5,492)    (2,212)       (10,082)    (8,162)
                                            --------   --------      ---------   --------
Distributable cash flow                      45,124     22,044        152,254     84,002
  Less: General partner                         966        478          3,176      1,793
                                            --------   --------      ---------   --------
Distributable cash flow to common
   unitholder                              $ 44,158   $ 21,566      $ 149,078   $ 82,209
                                            ========   ========      =========   ========

Net cash provided by operating activities  $ 90,326   $ 24,188      $ 54,740    $ 33,675
Maintenance capital expenditures (5)          2,374      2,212          6,964      8,162
Growth capital expenditures (5)                 781      2,822          2,245     10,469
Acquisition capital expenditures (5)         $ (130)   $ 2,071       $ (3,764)   $309,568



(1) Amount relates to expenses incurred for the modification of the terms of senior units and common units on April 6, 2001.

(2) Amounts allocated to the general partner for its 1.0101% interest in the operating partnership, Ferrellgas, L.P.

(3) We define EBITDA as earnings before interest, income taxes, depreciation, amortization, other charges and non-cash items such as employee stock ownership plan compensation charge and gain or loss on disposal of assets and other. EBITDA provides additional information for evaluating our ability to make the minimum quarterly distribution and is presented solely as a supplemental measure. You should not consider EBITDA as an alternative to operating income, net cash provided by operating activities or any other measure of financial performance presented in accordance with generally accepted accounting principles. Our EBITDA may not be comparable to EBITDA or similarly titled measures of other entities as other entities may not calculate EBITDA in the same manner we do.

(4) Net cash interest expense is the sum of interest expense less non-cash interest expense and interest income. This amount also includes interest expense related to the accounts receivable securitization.

(5) The partnership's capital expenditures fall generally into three categories:
    (a) maintenance capital expenditures, which include capitalized expenditures for repair and replacement of property, plant and equipment; (b) growth capital expenditures, which include expenditures for purchases of new propane tanks, and other equipment to facilitate expansion of the partnership's customer base and operating capacity; and ( c) acquisition capital expenditures, which include expenditures related to acquisitions of retail propane operations. Acquisition capital expenditures represent total cost of acquisition less working capital acquired. Negative amounts reflect final valuation adjustment to the recording of the Thermogas acquisition.

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